EXHIBIT 10.42

FIFTH SUPPLEMENTAL INDENTURE
Dated as of October 31, 2016
Among
LIVE NATION ENTERTAINMENT, INC.,
The Guarantors Party Hereto
And
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”), entered into as of October 31, 2016, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), the guarantors listed in Appendix II attached hereto (the “New Guarantors,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, certain guarantors party thereto and the Trustee are parties to an Indenture, dated as of May 23, 2014, as supplemented by the First Supplemental Indenture, dated as of August 27, 2014, the Second Supplemental Indenture, dated as of October 31, 2014, the Third Supplemental Indenture, dated as of March 27, 2015, and the Fourth Supplemental Indenture, dated as of August 13, 2015 (as so supplemented, the “Indenture”), relating to the Issuer’s 5.375% Senior Notes due 2022 (the “Notes”);
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, Section 10.05(1) of the Indenture provides that guarantors may be released from their obligations as guarantors in the event of the dissolution of such guarantor;
WHEREAS, the guarantors listed in Appendix III (the “Released Guarantors”) attached hereto have been dissolved and the Issuer desires to remove each such guarantor as a guarantor of the Notes under the Indenture;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantors and the release of the Released Guarantors;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Fifth Supplemental Indenture without the consent of holders; and
WHEREAS, all things necessary have been done to make this Fifth Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Fifth Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2    Agreement to Guarantee. Each of the New Guarantors hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in

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Article 10 of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3    Incorporation of Terms of Indenture. The obligations of each of the New Guarantors under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the New Guarantors shall be bound by the terms of the Indenture as they relate to the Guarantee.
ARTICLE II
Section 2.1    Agreement to Release. Each of the Released Guarantors is hereby released as a guarantor under the Indenture pursuant to the terms of Section 10.05(1) the Indenture.
ARTICLE III
Section 3.1    Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 3.2    Effectiveness of Amendments. This Fifth Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.
Section 3.3    Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Fifth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Fifth Supplemental Indenture will control. The Indenture, as modified and amended by this Fifth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Fifth Supplemental Indenture, the provisions of the Indenture, as modified by this Fifth Supplemental Indenture, shall control. In case any provision in this Fifth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 3.4    Governing Law. This Fifth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.5    Counterparts. This Fifth Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 3.6    Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 3.7    Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fifth Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Fifth Supplemental Indenture.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written.
LIVE NATION ENTERTAINMENT, INC.,
as Issuer

By: /s/ Kathy Willard
Name:    Kathy Willard
Title:    Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

LIVE NATION PRODUCTIONS, LLC
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

HOB ACE OF SPADES CORP.
HOB GRAND RAPIDS, LLC
HOB PUNCH LINE PENN CORP.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

Signature Page to Fifth Supplemental Indenture

F AND F CONCESSIONS, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

MBA ARTIST MANAGEMENT COMPANY, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Executive Officer, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

SOUNDCHECK, LLC

By: TICKETMASTER L.L.C.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

CUMBERLAND AMPHITHEATRE PARTNERS, LLC

By: LIVE NATION WORLDWIDE, INC.,
its managing member.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

CONNECTICUT PERFORMING ARTS PARTNERS

By: NOC, INC.,
a partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

By: CONNECTICUT AMPHITHEATER
DEVELOPMENT CORPORATION,
a partner

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

ARTIST NATION HOLDINGS CORP.
BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EXMO INC.
FILLMORE THEATRICAL SERVICES
HOB MARINA CITY, INC.
IAC PARTNER MARKETING, INC.
LIVE NATION MARKETING, INC.
LIVE NATION MERCHANDISE, INC.
LIVE NATION WORLDWIDE, INC.
NOC, INC.
THE V.I.P. TOUR COMPANY
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSNOW.COM, INC.
TM VISTA INC.
TNOW ENTERTAINMENT GROUP, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

Signature Page to Fifth Supplemental Indenture

LIVE NATION STUDIOS, LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

ARTIST NATION MANAGEMENT, INC.
ARTIST NATION MANAGEMENT GROUP, INC.
GUYO ENTERTAINMENT, INC.
SPALDING ENTERTAINMENT, LLC
VECTOR MANAGEMENT LLC
VECTOR WEST LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

EVENING STAR PRODUCTIONS, INC.
EVENT MERCHANDISING INC.
FG ACQUISITIONCO, LLC
FRONT GATE HOLDINGS, LLC
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
REIGNDEER ENTERTAINMENT CORP.
SHORELINE AMPHITHEATRE, LTD.
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETWEB, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

LIVE NATION - HAYMON VENTURES, LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

COUNTRY NATION, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Financial Officer and Assistant Secretary

HOUSE OF BLUES SAN DIEGO, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President and Chief Accounting Officer

LIVE NATION TICKETING, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

LIVE NATION LGTOURS (USA), LLC
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
TNA TOUR II (USA) INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Chief Executive Officer, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

BIGCHAMPAGNE, LLC

By: TICKETMASTER L.L.C.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

LN ACQUISITION HOLDCO LLC
MICHIGAN LICENSES, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member.

By:    /s/ Kathy Willard
Name:    Kathy Willard

Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Fifth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:    /s/ Valere Boyd
Name:    Valere Boyd
Title:    Vice President

Signature Page to Fifth Supplemental Indenture

APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT, INC.,
ARTIST NATION HOLDINGS CORP.
ARTIST NATION MANAGEMENT GROUP, INC.
BIGCHAMPAGNE, LLC,
BILL GRAHAM ENTERPRISES, INC.,
CELLAR DOOR VENUES, INC.,
COBB’S COMEDY INC.,
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION,
CONNECTICUT PERFORMING ARTS, INC.,
CONNECTICUT PERFORMING ARTS PARTNERS,
COUNTRY NATION, LLC,
EVENING STAR PRODUCTIONS, INC.,
EVENT MERCHANDISING INC.,
EXMO INC.,
FG ACQUISITIONCO, LLC,
FILLMORE THEATRICAL SERVICES,
FRONT GATE HOLDINGS, LLC,
FRONT GATE TICKETING SOLUTIONS, LLC,
GUYO ENTERTAINMENT, INC.,
HARD EVENTS LLC,
HOB BOARDWALK, INC.,

Appendix I

HOB CHICAGO, INC.,
HOB ENTERTAINMENT, LLC,
HOB MARINA CITY, INC.,
HOB PUNCH LINE S.F. CORP.,
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,
HOUSE OF BLUES CLEVELAND, LLC,
HOUSE OF BLUES CONCERTS, INC.,
HOUSE OF BLUES DALLAS RESTAURANT CORP.,
HOUSE OF BLUES HOUSTON RESTAURANT CORP.,
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.,
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,
HOUSE OF BLUES ORLANDO RESTAURANT CORP.,
HOUSE OF BLUES RESTAURANT HOLDING CORP.,
HOUSE OF BLUES SAN DIEGO, LLC,

Appendix I

HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,
IAC PARTNER MARKETING, INC.,
LIVE NATION BOGART, LLC,
LIVE NATION CHICAGO, INC.,
LIVE NATION CONCERTS, INC.,
LIVE NATION – HAYMON VENTURES, LLC,
LIVE NATION LGTOURS (USA), LLC,
LIVE NATION MARKETING, INC.,
LIVE NATION MERCHANDISE, INC.,
LIVE NATION MID-ATLANTIC, INC.,
LIVE NATION MTOURS (USA), INC.,
LIVE NATION STUDIOS, LLC,
LIVE NATION TICKETING, LLC,
LIVE NATION TOURING (USA), INC.,
LIVE NATION USHTOURS (USA), LLC,
LIVE NATION UTOURS (USA), INC.,
LIVE NATION WORLDWIDE, INC.,
LN ACQUISITION HOLDCO LLC,
MICHIGAN LICENSES, LLC,
MICROFLEX 2001 LLC,
NEW YORK THEATER, LLC,
NOC, INC.,
REIGNDEER ENTERTAINMENT CORP.,
SHORELINE AMPHITHEATRE, LTD.,

Appendix I

SPALDING ENTERTAINMENT, LLC,
THE V.I.P. TOUR COMPANY,
TICKETMASTER ADVANCE TICKETS, L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER-INDIANA, L.L.C.,
TICKETMASTER L.L.C.,
TICKETSNOW.COM, INC.,
TICKETSTODAY, LLC,
TICKETWEB, LLC,
TM VISTA INC.,
TNA TOUR II (USA) INC.,
TNOW ENTERTAINMENT GROUP, INC.,
VECTOR MANAGEMENT LLC,
VECTOR WEST LLC,
WILTERN RENAISSANCE LLC

Appendix I

APPENDIX II
New Guarantors
CUMBERLAND AMPHITHEATRE PARTNERS, LLC,
F AND F CONCESSIONS, INC.,
HOB ACE OF SPADES CORP.,
HOB GRAND RAPIDS, LLC,
HOB PUNCH LINE PENN CORP.,
LIVE NATION PRODUCTIONS, LLC,
MBA ARTIST MANAGEMENT COMPANY, LLC,
SOUNDCHECK, LLC,
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC

Appendix II

APPENDIX III
Released Guarantors
ILA MANAGEMENT, INC.,
VIP NATION, INC.,
LIVE NATION VENTURES, INC.,
MORRIS ARTISTS MANAGEMENT LLC

Appendix III